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                       AIM COMBINATION STOCK & BOND FUNDS

                            INVESCO CORE EQUITY FUND
                            INVESCO TOTAL RETURN FUND

                     Supplement dated March 19, 2004 to the
           Statement of Additional Information dated November 25, 2003 as supplemented December 16, 2003, January 16, 2004 and March 3, 2004


The following replaces in its entirety the information appearing in the third paragraph under the heading "SALES CHARGES AND DEALER CONCESSIONS":

         "In addition to, or instead of, amounts paid to financial intermediaries as a sales commission, ADI may, from time to time, at its expense out of its own financial resources or as an expense for which it may be compensated or reimbursed by an AIM or INVESCO Fund under a distribution plan, if applicable, make cash payments to financial intermediaries as an incentive to sell shares of the funds and/or to promote retention of their customers' assets in the funds. Such cash payments may be calculated on sales of shares of AIM or INVESCO Funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of the shares sold. Such cash payments also may be calculated on the average daily net assets of the applicable AIM or INVESCO Fund(s) attributable to that particular financial intermediary ("Asset-Based Payments'), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. ADI may agree to make such cash payments to a financial intermediary in the form of either or both Sales-Based Payments and Asset-Based Payments. ADI may also make other cash payments to financial intermediaries in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those financial intermediaries and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; or other expenses as determined in ADI's discretion. In certain cases these other payments could be significant to the financial intermediaries. Any payments described above will not change the price paid by investors for the purchase of the applicable AIM or INVESCO Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. ADI determines the cash payments described above in its discretion in response to requests from financial intermediaries, based on factors it deems relevant. Financial intermediaries may not use sales of the AIM or INVESCO Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state."


The following replaces in its entirety the information appearing in the sixth paragraph under the heading "BROKERAGE ALLOCATION AND OTHER PRACTICES":

         "AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. Fund transactions also may be effected through broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts."


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